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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): January 24, 2002





                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-76246            41-1808858
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
    of Incorporation)                File Number)           Identification No.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
       -------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000
                                 ----- --------
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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.
----    ------------

        On January 30, 2002, the Registrant will cause the issuance and sale of approximately $350,000,000 initial principal amount of Home Equity Loan Pass-Through Certificates, Series 2002-HS1 (the "Certificates"), pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2002, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, as Indenture Trustee.

        In connection with the sale of the Certificates by Salomon Smith Barney Inc. and Residential Funding Securities Corporation (the "Underwriters"), the Registrant has been advised that the Underwriters have furnished to prospective investors certain yield tables and other computational tables (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-76246, which Computational Materials are being filed electronically as exhibits to this report.

        The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

        The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

        In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial Statements.
        --------------------

        Not applicable.

(b)     Pro Forma Financial Information.
        -------------------------------

        Not applicable.

(c)     Exhibits:
        --------

                             ITEM 601(A) OF
                             REGULATION S-K
        EXHIBIT NO.          EXHIBIT NO.           DESCRIPTION
        -----------          -----------           -----------
               1                    99             Computational Materials


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.



                                            By: /s/ Julie Steinhagen
                                            Name:  Julie Steinhagen
                                            Title: Vice President



Dated:  January 24, 2002




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                                  Exhibit Index


               Item 601(a) of        Sequentially
Exhibit        Regulation S-K        Numbered
Number         Exhibit No.           Description          Page

1                     99            Computational        Filed Electronically
                                     Materials





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